SUMMARY PROSPECTUS
Franklin California Ultra-Short Tax-Free Income Fund Franklin California Tax-Free Trust November 1, 2017

Class A1	Class R6	Advisor Class
FCUAX	FCURX	FCUZX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN®/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated November 1, 2017, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Investment Goal

To provide investors with as high a level of income exempt from federal income taxes and California personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A1[1]	Class R6[2]	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None	None	None

1. Class A1 are only available for purchase by certain shareholders who received Class A1 shares in connection with the reorganization of the Franklin California Tax-Exempt Money Fund (the "Predecessor Fund") into the Fund and continue to remain shareholders of the Fund. Class A1 shares will not be available to new investors. For more information, see “Choosing a Share Class” below.

2. The Fund began offering Class R6 shares on August 1, 2017.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A1[1]	Class R6	Advisor Class
Management fees	0.63%	0.63%	0.63%
Distribution and service (12b-1) fees	None	None	None
Other expenses[2]	0.35%	0.26%	0.35%
Total annual Fund operating expenses	0.98%	0.89%	0.98%
Fee waiver and/or expense reimbursement[3]	-0.61%	-0.61%	-0.61%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[3]	0.37%	0.28%	0.37%

1. Class A1 are only available for purchase by certain shareholders who received Class A1 shares in connection with the reorganization of the Predecessor Fund into the Fund and continue to remain shareholders of the Fund. Class A1 shares will not be available to new investors. For more information, see “Choosing a Share Class” below.

2. The Fund began offering Class R6 shares on August 1, 2017. Other expenses for Class R6 are based on estimated amounts for the current fiscal year.

3. Management has contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (excluding certain non-routine expenses) for each Class of the Fund do not exceed 0.37% for the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time periods set forth above. Although it is not currently anticipated, the board of trustees of the Franklin California Tax-Free Trust has the ability to terminate any fee waivers and expense reimbursement agreements at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A1	$ 38	$ 251	$ 482	$ 1,146
Class R6	$ 29	$ 223	$ 433	$ 1,040
Advisor Class	$ 38	$ 251	$ 482	$ 1,146

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10.33% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from California personal income taxes. Under normal market conditions, the Fund invests at least 65% of its total assets in California municipal securities. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that up to 20% of its net assets may be in securities that pay taxable interest, including interest that may be subject to the federal alternative minimum tax. Some of the Fund's portfolio securities may be supported by credit enhancements, which may be provided by either U.S. or foreign entities.

The Fund maintains a dollar-weighted average portfolio maturity of one year or less and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services or comparable unrated or short-term rated securities.

The Fund may invest in insured municipal securities, which are covered by insurance policies that guarantee the timely payment of principal and interest. The insurance premium costs, however, are typically reflected in a lower yield and/or higher price for the insured bond. It is important to note that insurance does not guarantee the market value of an insured security, or the Fund’s share price or distributions, and shares of the Fund are not insured.

Although the investment manager will search for investments across a large number of municipal securities that finance different types of projects, from time to time, based on economic conditions, the Fund may have significant positions in municipal securities that finance similar types of projects.

The investment manager selects securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments and typically uses a buy and hold strategy. This means it generally holds securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although the investment manager may sell a security at any time if it believes it could help the Fund meet its goal. The investment manager also may consider the cost of insurance when selecting securities for the Fund.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

California   Because the Fund invests predominantly in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to municipal issuers of California.

Focus   The Fund may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value.

A change in the credit rating of a municipal bond insurer that insures securities in the Fund’s portfolio may affect the value of the securities it insures, the Fund’s share price and Fund performance. The Fund might also be adversely impacted by the inability of an insurer to meet its insurance obligations.

Bond Insurers   Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurance companies. Downgrades and withdrawal of ratings from municipal bond insurers have substantially limited the availability of insurance sought by municipal bond issuers thereby reducing the supply of insured municipal securities.

Because of the consolidation among municipal bond insurers the Fund is subject to additional risks including the risk that credit risk may be concentrated among fewer insurers and the risk that events involving one or more municipal bond insurers could have a significant adverse effect on the value of the securities insured by an insurer and on the municipal markets as a whole.

Tax-Exempt Securities   Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Income   Because the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds.

Inflation   The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Prepayment   Prepayment risk occurs when a debt security can be repaid in whole or in part prior to the security's maturity and the Fund must reinvest the proceeds it receives, during periods of declining interest rates, in securities that pay a lower rate of interest. Also, if a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

When-Issued and Delayed Delivery Transactions   Municipal securities may be issued on a when-issued or delayed delivery basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, the Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Municipal Lease Obligations   Municipal lease obligations differ from other municipal securities because the relevant legislative body must appropriate the money each year to make the lease payments. If the money is not appropriated, the lease may be cancelled without penalty and investors who own the lease obligations may not be paid.

Unrated Debt Securities   Unrated debt securities determined by the investment manager to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.

Illiquid Securities   Certain securities are illiquid due to a limited trading market, financial weakness of the issuer, legal or contractual restrictions on resale or transfer, or are otherwise illiquid in the sense that they cannot be sold within seven days at approximately the price at which the Fund values them. Securities that are illiquid involve greater risk than securities with more liquid markets. Market quotations for such securities may be volatile and/or subject to large spreads between bid and ask prices. Illiquidity may have an adverse impact on market price and the Fund's ability to sell particular securities when necessary to meet the Fund's liquidity needs or in response to a specific economic event.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The returns presented below for the Fund for periods prior to March 18, 2016 reflect the performance of the Franklin California Tax-Exempt Money Fund (the "Predecessor Fund"). The Fund has adopted the performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets and liabilities of the Predecessor Fund (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations. As a money market fund, the Predecessor Fund was managed in accordance with the portfolio quality, maturity, liquidity and diversification requirements applicable to money market funds pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the “Money Market Fund Rule”) and tried to maintain a stable $1.00 share price. The Fund will not be managed in accordance with the Money Market Fund Rule and, as a result, future performance will vary from the performance disclosed below.

The following bar chart and table provide some indication of the risks of investing in the Fund and its Predecessor Fund. The bar chart shows changes in the year to year performance for shares of the Predecessor Fund. The table includes the Predecessor Fund's average annual returns for 1 year, 5 years and 10 years. The Predecessor Fund's past performance is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Annual Total Returns

Best Quarter:	Q3'16	6.23%
Worst Quarter:	Q4'16	-3.06%
As of September 30, 2017, the Fund's year-to-date return was 0.54%.

Average Annual Total Returns

For the periods ended December 31, 2016

	1 Year	5 Years	10 Years
Franklin California Ultra-Short Tax-Free Income Fund - Class A1
Return Before Taxes	0.16%	0.03%	0.46%
Return After Taxes on Distributions	0.16%	0.03%	0.46%
Return After Taxes on Distributions and Sale of Fund Shares	0.16%	0.03%	0.46%
Franklin California Ultra-Short Tax-Free Income Fund - Advisor Class	0.06%	0.01%	0.45%
Bloomberg Barclays 1-Year CA Municipal Bond Index (index reflects no deduction for fees, expenses or taxes)	1.96%	0.97%	1.98%[1]

1. Since inception of the index on July 31, 2006.

Performance information for Class R6 shares is not shown because this class did not have a full calendar year of operations as of the date of this prospectus.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are shown only for Class A1 and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Christopher Sperry, CFA   Vice President of Advisers and portfolio manager of the Fund since inception (2016).

John Bonelli   Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since inception (2016).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. Class A1 is only available for purchase by former shareholders of the Predecessor Fund who (i) received Class A1 shares in connection with its Reorganization into the Fund, (ii) continue to remain shareholders of the Fund and, (iii) are either (a) clients of discretionary investment allocation programs where such programs had investments in the Predecessor Fund immediately prior to the Reorganization, or (b) employer sponsored retirement plans or benefit plans and their participants where the Predecessor Fund was available to participants immediately prior to the Reorganization. For Class A1, the minimum initial purchase for most accounts is $1000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under “Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class” in the Fund’s prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are primarily exempt from regular federal and state income tax for individual residents of California. A portion of these distributions, however, may be subject to the federal alternative minimum tax. The Fund may also make distributions that are taxable to you as ordinary income or capital gains.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin California Ultra-Short Tax-Free Income Fund

Investment Company Act file #811-04356
© 2017 Franklin Templeton Investments. All rights reserved.
925 PSUM 11/17	00158566